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                                                                    EXHIBIT 32.2

                                 ILLUMINA, INC.
 CERTIFICATION OF TIMOTHY M. KISH PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Illumina, Inc. (the "Company") on Form 10-Q for the three months ended April 3, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy M. Kish, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 29, 2005

                                         By: /s/ TIMOTHY M. KISH
                                             -----------------------------------
                                             Timothy M. Kish
                                             Vice President and Chief Financial
                                             Officer